Exhibit 99.1

Sunrun Completes Acquisition of Vivint Solar to Accelerate Clean

Energy Adoption and Enhance Customer Value

Acquisition Creates Clean Energy Leader with an Enterprise Value of Approximately $22 Billion,

Over 500,000 Customers and 3 Gigawatts of Solar Energy Capacity

SAN FRANCISCO, October 8, 2020 — Sunrun (NASDAQ: RUN), a leading provider of residential solar, battery storage and energy services, today announced that it has completed its acquisition of Vivint Solar which was initially announced on July 6, 2020. This follows approval by regulators and stockholders of both companies. With the transaction complete, Sunrun solidifies its position as the leader in home solar and energy services across the United States and a top owner of solar assets globally with more than three gigawatts of solar energy and more than 500,000 customers.

“Welcome Vivint Solar employees and customers,” said Lynn Jurich, Sunrun’s Chief Executive Officer and co-founder. “Together, we will provide affordable, reliable and clean electricity at an exciting new scale. With our compelling services millions of homeowners will rewire their homes with solar and batteries to enjoy enhanced comfort and affordability. The combined company benefits from broad market reach and differentiated consumer offerings. A lower cost structure from greater scale will accelerate the transition away from polluting and unreliable fossil fuels.”

Sunrun will be a meaningful contributor to a fully renewable and electrified energy system. Our growing fleet of solar homes and batteries will be networked to provide greater benefits to the grid and energy consumers. Generating energy at the point it is used reduces the need for dirty energy being produced far away that is increasingly expensive to transmit. Our customers have already and will continue to help shut down inefficient carbon-producing power plants.

Over the coming months, product offerings will be transitioned to offer customers the best solutions, including expanded access to Sunrun’s leading Brightbox rechargeable battery solution which enables homeowners to power through grid outages. Vivint Solar will continue to operate as a Sunrun company for the immediate future and will be integrated into the Sunrun organization over the coming quarters. Sunrun estimates annual cost synergies of approximately $90 million to be realized over 12 to 18 months.

As previously announced, Vivint Solar stockholders will receive 0.55 shares of Sunrun common stock for each share of Vivint Solar common stock they own immediately prior to the consummation of the acquisition. The combined company will continue to trade on The Nasdaq Global Select Market under the ticker symbol RUN. Post-closing, Sunrun now has a market capitalization of approximately $17 billion based on the closing prices of Sunrun common stock on October 7, 2020 and an enterprise value of approximately $22 billion on a fully-diluted basis pro-forma for the transaction as of the most recently reported quarter.

About Sunrun

Sunrun Inc. (Nasdaq: RUN) is the nation’s leading home solar, battery storage, and energy services company. Founded in 2007, Sunrun pioneered home solar service plans to make local clean energy more accessible to everyone for little to no upfront cost. Sunrun’s innovative home battery solution, Brightbox, brings families affordable, resilient, and reliable energy. The company can also manage and share stored solar energy from the batteries to provide benefits to households, utilities, and the electric grid while reducing our reliance on polluting energy sources. For more information, please visit www.sunrun.com.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, statements based upon or relating to Sunrun’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements generally relate to future events or future financial or operating performance. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “would,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “will be,” “will likely result” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Forward-looking statements may include, but are not limited to, statements concerning the expected benefits of the transaction; cost synergies and opportunities resulting from the transaction; and Sunrun’s leadership position in the industry. These statements are not guarantees of future performance; they reflect Sunrun’s current views with respect to future events and are based on assumptions and estimates and subject to known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from expectations or results projected or implied by forward-looking statements. These risks include, but are not limited to: the outcome of any legal proceedings that have been or may be instituted against Sunrun or others following announcement of the transactions contemplated by the definitive transaction agreement; challenges, disruptions and costs of closing, integrating and achieving anticipated synergies, or that such synergies will take longer to realize than expected; risks that the merger and other transactions contemplated by the definitive transaction agreement disrupt current plans and operations that may harm Sunrun’s business; the amount of any costs, fees, expenses, impairments and charges related to the merger; uncertainty as to the long-term value of Sunrun’s common stock; the ability of Sunrun to raise capital from third parties to grow its business; any rise in interest rates which would increase the cost of capital; the ability to meet covenants in investment funds and debt facilities; the potential inaccuracy of the assumptions employed in calculating operating metrics; the failure of the energy industry to develop to the size or at the rate Sunrun expects; and the inability of Sunrun to finance its solar service offerings to customers on an economically viable basis. These risks and uncertainties may be amplified by the ongoing COVID-19 pandemic, which has caused significant economic uncertainty and negative impacts on capital and credit markets. The extent to which the COVID-19 pandemic impacts Sunrun’s business, operations, and financial results, including the duration and magnitude of such effects, will depend on numerous factors, many of which are unpredictable, including, but not limited to, the duration and spread of the pandemic, its severity, the actions to contain the pandemic or treat its impact, and how quickly and to what extent normal economic and operating conditions can resume.

Any financial projections in this filing are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Sunrun’s control. While all projections are necessarily speculative, Sunrun believes that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection extends from the date of preparation. The assumptions and estimates underlying the projected results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. The inclusion of projections in this filing should not be regarded as an indication that Sunrun, or its representatives, considered or consider the projections to be a reliable prediction of future events.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in Sunrun’s most recent reports on Form 10-K, Form 10-Q, Form 8-K and other documents on file with the United States Securities and Exchange Commission (“SEC”). These forward-looking statements represent estimates and assumptions only as of the date made. Unless required by federal securities laws, Sunrun assumes no obligation to update any of these forward-looking statements, or to update the reasons actual results could differ materially from those anticipated, to reflect circumstances or events that occur after the statements are made. Given these uncertainties, investors should not place undue reliance on these forward-looking statements. Investors should read this document with the understanding that Sunrun’s actual future results may be materially different from what Sunrun expects. Sunrun qualifies all of its forward-looking statements by these cautionary statements.

Market capitalization calculated using the closing price of Sunrun common stock on October 7, 2020 multiplied by approximately 138.7 million fully diluted shares of Sunrun and approximately 138.5 million fully diluted shares of Vivint Solar as of October 7, 2020 multiplied by the exchange ratio of 0.55 per share. Enterprise value calculated using the closing price of Sunrun common stock prices on October 7, 2020 multiplied by the above mentioned fully diluted share amounts, less cash, plus debt, total lease and pass-through financing obligations, and total minority interests, each as of June 30, 2020.

Contacts

Investor & Analyst:

Patrick Jobin

Sunrun

SVP, Finance & Investor Relations

investors@sunrun.com

415-373-5206

Press & Media:

Andrew Newbold

Sunrun

Director of Communications

press@sunrun.com